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                                                                   EXHIBIT 10.50



                        AMENDMENT TO CONSULTING AGREEMENT


        This Amendment to Consulting Agreement (this "Amendment") is made and entered into as of the 29th day of August, 2000, by and between Intervisual Books, Inc., a California corporation (the "Company"), and Charles E. Gates, an individual ("Consultant").

                                  R E C I T A L

        A. The Company and Consultant previously entered into a Consulting Agreement dated as of the first day of November, 1996 (the "Consulting Agreement"), and the parties hereto desire to amend the Consulting Agreement as provided for in this Amendment.

        NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

        1. Amendment of Term of Engagement. The date "December 31, 2001" found in Section 2 of the Consulting Agreement is hereby amended and revised to read "May 31, 2003."

        2. Amendment of Section 4.c. Section 4.c. of the Consulting Agreement is hereby amended so that commencing in August 2000 the Company's payments shall be amended to $5,000 per month (instead of $10,000) and shall continue through May 31, 2003. No other benefits shall be paid by the Company.

        3. Modifications and Amendments. Except as specifically amended or modified as provided for in this Amendment, the terms of the Consulting Agreement shall remain in full force and effect. To the extent there is an inconsistency between the terms of this Amendment and the terms of the Consulting Agreement, the terms of this Amendment shall prevail.

        The parties hereto have executed this Amendment effective as of the date indicated above.

                                       "COMPANY"

                                       INTERVISUAL BOOKS, INC., a California
                                       corporation


                                       By:  /s/ WALDO H. HUNT
                                           -------------------------------------
                                       Name:   Waldo H. Hunt
                                       Title:  Chairman


                                       "CONSULTANT"

                                       CHARLES E. GATES, an individual

                                       /s/ CHARLES E. GATES
                                       -----------------------------------------
                                       Charles E. Gates